CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

MASTER TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

This Master Technology Development and License Agreement (this “Agreement”) is effective as of [*********] (the “Effective Date”), by and between Elys Game Technology, Corp., a Delaware corporation with an address of 107 E Warm Springs Rd., Las Vegas, Nevada 89119, (“Elys”), on behalf of itself and its wholly owned subsidiaries (each hereinafter referred to as “Provider” or collectively as “Providers”) and Lottomatica S.p.A., an Italian corporation with an address of [*******] (“Lottomatica”), on behalf of itself and its subsidiaries, whether direct or indirect, which shall include any entity in which Lottomatica holds any ownership stake or interest, without any minimum, and regardless of, the percentage or value of such ownership or interest (each hereinafter referred to as “Distributor” or collectively as “Distributors”). Each of Providers and Distributors may be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, Elys is an interactive gaming and sports betting technology company and platform provider, and owns the Sports Betting Platform (as defined below);

WHEREAS, Lottomatica is a joint stock company (società per azioni) incorporated under the laws of Italy, whose corporate purpose is to acquire shareholdings and interests in other companies, entities or enterprises and, as such, is at the head of the Lottomatica Group, the companies of which operate in the legal gaming market authorized by the Italian Customs and Monopoly Agency and that offer engaging and sustainable gaming experiences across a variety of sales channels;

WHEREAS, Distributors aim to grow their business-to-customer presence worldwide;

WHEREAS, Distributors desire to license from Providers the Sports Betting Platform to expand Distributors’ online sports gaming and related businesses worldwide; and

WHEREAS, the Parties aim to integrate a copy of the Sports Betting Platform with a third-party PAM System (as defined below) as selected by Distributors to create a fully integrated end-to-end solution for iGaming and sports betting which Distributors will offer to their customers worldwide.

NOW, THEREFORE, in consideration of the promises and mutual covenants in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                       DEFINITIONS

1.1	In this Agreement (except where the context otherwise requires) the following words shall have the following meanings:
“Ancillary Agreements”	The TSA and any other agreement entered into between the Parties relating to and governed by this Agreement.
“[*****] Properties”	[*****] and the [*****].
“Claim”	A lawsuit or claim brought by a third party against either Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“Claimant”	Any third party bringing a Claim against either Party.
“Confidential Information”	Shall have the meaning set forth in Section 9.1.
“Customer(s)”	Any person who places a Wager on a sporting event using the Product.
“Defaulting Party”	Shall have the meaning set forth in Section 6.3.
“Disclosing Party”	Shall have the meaning set forth in Section 9.1.
“Distributor Materials”	Any documents, information or materials provided by Distributors to Providers in connection with this Agreement.
“Effective Date”	As defined in the preamble.
“Gaming Taxes”	Any and all fees, duties, levies, taxes, reinvestment funds and charges incurred directly in relation to and attributable to the operation of the Product by Distributors which are charged by any Regulatory Authority based on turnover or profitability.
“Go-Live Date”	The date on which a Distributor offers the first installation of the Product to its customers.
“Improvements”	New features, upgrades, feedback, suggestions, modifications, improvements, enhancements, new versions and derivative works, including those made to the Source Code of the Sports Betting Platform.
“Intellectual Property”	All intellectual property, including all of the following and all rights arising therefrom: patents, trademarks, design rights, trade or business names (including domain names), registered designs, copyright (including rights in computer software and rights in fonts and graphics), rights pursuant to passing off, moral rights, database rights, format rights (whether or not any of these is or are registered and including applications for registration), know-how, trade secrets and all rights and forms of protection throughout the world of a similar nature or with similar effect to any of these for the full unexpired period of any such rights, and applications therefor, and any extensions and/or renewals thereof.
“Intellectual Property Rights”	Rights, title and interest in all existing and future Intellectual Property.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“Legislation”	Any law, statute, statutory provision, subordinate legislation, regulation, code or guideline, as amended and in force from time to time.
“License Fee”	Fees payable by Distributors to Providers in consideration for the products and services contained in this Agreement, as set forth in Section 4.1.
“License Fee Period”	Shall have the meaning set forth in Section 4.1.
“Licensed Materials”	The copy of the Sports Betting Platform, any documentation therefor (including in electronic form), all proprietary information therein and all other materials provided by Providers in connection therewith.
“Licensed Rights”	Shall have the meaning set forth in Section 3.2.
“Lottomatica Group”	Shall mean Lottomatica and the companies owned or controlled by it, directly or indirectly.
“Non-Defaulting Party”	Shall have the meaning set forth in Section 6.3.
“Open-Source Software”	Any software licensed under licenses approved as open-source licenses by the Open-Source Initiative or any substantially similar licenses, including, without limitation, any license that, as a condition of distribution of the software licensed under such license, requires that the distributor make the software available in Source Code format.
“PAM System”	An iGaming player account management system created by any other third-party provider to be selected by Distributors.
“Posted Notice”	Shall have the meaning set forth in Section 10.1.
“Product”	Shall have the meaning set forth in Section 2.1.
“Product Response Team”	Shall have the meaning set forth in Section 2.1.
“Receiving Party”	Shall have the meaning set forth in Section 9.1.
“Regulation”	Shall have the meaning set forth in Section 11.1.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“Regulatory Approval(s)”	Any and all required approvals, authorizations, licenses, permits, consents, findings of suitability, registrations, clearances, exemptions and waivers of or from any Regulatory Authority, including those relating to the offering or conduct of gaming and gambling activities.
“Regulatory Authority”	Collectively, all U.S., federal, state, local, international, foreign and other governmental, regulatory and administrative authorities, agencies, commissions, boards, bodies and officials responsible for or involved in the regulation of gaming or gambling activities.
“Services”	The Support Services and any services agreed upon by the Parties in a SOW.
“SLO”	Shall have the meaning set forth in Section 2.3.
“Source Code”	A collection of code with appropriate descriptive comments written using a human-readable programming language which can be compiled or assembled into an executable computer program (object code).
“Specifications”	The ongoing solution requirements, Product specifications set forth by Distributors in any applicable SOW.
“Sports Betting Platform”	Elys’s sports betting platform, colloquially named the “Elys Gameboard LM,” owned or in possession of Providers on or prior to the Effective Date of this Agreement, including its built-in sports book, and virtual sports betting platform, including any Source Code, and including all Updates and Improvements thereto.
“Sportsbook GGR”	[*****]
“Sportsbook NGR”	[*****]
“Statement of Work” or “SOW”	Shall have the meaning set forth in Section 2.7.
“Support Services”	Shall have the meaning set forth in Section 2.3.
“Term”	Shall have the meaning set forth in Section 6.1.
“Territory”	Worldwide.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“TSA”	Technical Services Agreement, dated as of the date hereof, and set forth in Exhibit A.
“Updates”	All modifications, software bug fixes and patches to the Sports Betting Platform as such updates and upgrades are released by Providers from time to time.
“Wager(s)”	[*****]
“Winnings”	[*****]

2.	PRODUCTS AND SERVICES
2.1	Products. Providers shall assist Distributors with the design, development and servicing of a fully operational, dedicated sports betting platform, colloquially named the “Elys Gameboard LM,” which integrates a copy of the Sports Betting Platform with the third-party PAM System to create a custom sports betting platform for use in both land-based and interactive applications, (the “Product”).
2.1.1	Distributors will be responsible for providing Providers with the Specifications necessary on a timely basis for development of the Product, including, but not limited to, design layout and artwork.
2.1.2	Providers will provide Services to assist Distributors in using the Specifications to design and develop the Product in accordance with Distributors’ standard operating practices and applicable regulatory standards and as specified in any SOW.
2.1.3	Providers will be responsible for supporting the Product (excluding any issues determined by the Parties to be caused exclusively by any third-party PAM System, but, subject to Section 2.1.5, not excluding those relating to integration of the third-party PAM System with the copy of the Sports Betting Platform) during the Term in accordance with the TSA. The TSA will define the in-service engagement and response procedures to address any disruption arising with the Product (excluding disruptions determined by the Parties to be caused exclusively by any third-party PAM System, but, subject to Section 2.1.5, not excluding those relating to integration of the third-party PAM System with the copy of the Sports Betting Platform), including, but not limited to, the initial response resolution to be provided by Distributors, and secondary response resolution by Providers if Distributors cannot resolve a disruption, and escalation procedures if the initial and secondary response cannot resolve the disruption.
2.1.4	The Parties shall establish a joint team consisting of employees of Providers and Distributors (the “Product Response Team”) that will be responsible for service, maintenance, operation and resolving any issue arising from the in-service performance of the Product (excluding issues determined by the Parties to be exclusively caused by any third-party PAM System, but, subject to Section 2.1.5, not excluding those relating to integration of the third-party PAM System with the copy of the Sports Betting Platform).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

2.1.5	Providers will require the technical assistance and cooperation of the supplier of the third-party PAM System in resolving issues related to the integration of the third-party PAM System with the copy of the Sports Betting Platform and the responsibility of Providers for such integration is conditioned upon the availability of all such reasonable assistance and cooperation from such third-party supplier as reasonably requested in writing by Providers. Distributors shall be responsible to ensure that all reasonably required assistance and cooperation from the supplier of the third-party PAM System is available for this purpose.
2.2	Product Installation Schedule. The TSA will set forth the plan for the Product design, pilot and live phase tasks, milestones and time schedule, subject to any scheduled amendments agreed to in writing by Distributors and Providers.
2.3	Support Services. Providers shall provide a dedicated software engineering, development, knowledge transfer liaison, support and services team to Distributors in accordance with the TSA. Providers shall provide Distributors with the support services set forth on the Standard Service Level Objectives and Prioritization (the “SLO”) attached as Schedule B to the TSA (the “Support Services”).
2.4	Other Services. Providers shall provide certain specified employees of Distributors with access to a copy of the Sports Betting Platform, and on-the-job training and instructions to make Improvements, and any other Services agreed upon by the Parties in a Statement of Work. [*****].
2.5	Updates and Improvements. To the extent Providers make Updates or Improvements to the Sports Betting Platform following delivery of the Source Code of the copy of the Sports Betting Platform to Distributors and such Updates or Improvements are technically possible to integrate with the Product, Providers shall make Source Code of such Updates and Improvements available to Distributors, and Distributors may choose, at Distributors’ discretion, to include such Updates or Improvements in the Product. The Parties agree that the Product Response Team shall use reasonable commercial efforts to integrate such Updates and Improvements into the Product. Notwithstanding the above, Providers undertake to make in the Product all Updates and/or Improvements to the Sports Betting Platform following delivery of the Source Code of the copy of the Sports Betting Platform to Distributors as may be required, from time to time, by the laws of the place where the Product is offered to customers.
2.6	Service Standards. Providers shall perform the Services using due skill and care and in accordance with industry standards, in accordance with the TSA and any Specifications described in any Statement of Work. Pursuant to this Section 2.6, any unreasonable delay in providing the specified Services will be considered to be a breach by Providers of this Agreement in addition to any penalties set forth under the TSA. Providers shall ensure that all of its personnel engaged hereunder to perform the Services shall have the necessary skills, expertise and diligence to undertake such work.
2.7	Statements of Work. Any work order made between the Parties which references and incorporates the terms of this Agreement and the TSA, shall be set forth on a statement of work (“Statement of Work”). A Statement of Work will set forth the details of any unique and particular features of the Product (excluding any work to be made to any third-party PAM System) including, without limitation, any applicable (i) Specifications; (ii) methodologies; (iii) project responsibilities; (iv) delivery milestones; (v) support; and (vi) costs. The first Statement of Work, Statement of Work #1, is attached to and incorporated into the TSA as Exhibit A-1 thereto.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

3.	TECHNOLOGY TRANSFER AND GRANT OF RIGHTS
3.1	Technology Transfer. Within [*****] ([*****]) [****] of the Effective Date, Providers shall provide Lottomatica with an unencrypted copy of the Source Code of the Sports Betting Platform. Lottomatica may freely share the Source Code of the copy of the Sports Betting Platform with the other Distributors and, subject to Section 3.4, sublicensees of Distributors.
3.2	License Grant. [*****] (collectively, the “Licensed Rights”).
3.3	Joinder of Subsidiaries. Providers and Lottomatica acknowledge and agree that each Distributor other than Lottomatica that desires to exercise its rights under this Agreement shall have the right to execute a joinder agreement substantially in the form of Exhibit B, and Providers shall accept payment of the License Fee directly from each Distributor that executes such a joinder agreement.
3.4	Sublicenses. Distributors shall have the right to sublicense the Licensed Rights: (i) to third-party service providers solely for the purpose of providing services to Distributors; provided, however, that any Source Code licenses to sublicensees shall be subject to Section 9, and (ii) as necessary to grant customary end user licenses to Customers in connection with their access and use of the Product.
3.5	Open-Source Software. Notwithstanding the licenses granted in Section 3.2 and Section 3.3, Distributors acknowledge that certain components of the Sports Betting Platform may be Open-Source Software. Notwithstanding the provisions of Section 7.2.4, to the extent required by the licenses covering such Open-Source Software, the terms of such licenses will apply to such Open-Source Software components.
3.6	Restrictions. Providers shall not be permitted to use, license, resell, promote or market the Product, except (i) as specifically permitted by Distributors or (ii) to the [*****] Properties, for which Providers have active proposals as of the date hereof.
4.	FEES AND PAYMENT
4.1	In consideration for the Products and Services provided under this Agreement, Distributors each agree to pay the following License Fees to Elys which shall be billed [*****] for a period of [******] commencing on the earlier of (i) [*****], and (ii) the Go-Live Date (the “License Fee Period”) as a percentage of the Sportsbook NGR, on the following scaled schedule:
License Fee Period	Percent of Sportsbook NGR
[****]	[*****]%
[****]	[*****]%
[****]	[*****]%

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

4.2	The Parties acknowledge that within [*****] ([*****]) [*****]of the end of each [******], during the Term, each Distributor shall provide Providers with a report (“Royalty Report”) which sets forth the following information for such [******]: (i) Sportsbook GGR, (ii) an itemization of all allowable deductions and payments, (iii) Sportsbook NGR and (iv) the resulting License Fees. Within [*****] ([*****]) [*****] following the provision by a Distributor of each Royalty Report, but in no event more than [*****] ([*****]) [****] from [******] for which the applicable License Fees accrue, such Distributor shall remit payment to Providers in the amount of that [*****] License Fees.
4.3	Subject to market conditions, the Parties may negotiate in good faith potential changes to the determination of the License Fees based on actual results of Sportsbook NGR of Distributors. Such negotiations shall not be initiated prior to the [*****] of the scheduled delivery and commencement of distribution of the Product.
4.4	(i) Prior the expiration of the [*******] from the Effective Date, in the event of any sale or transfer by Elys of all or substantially all of the assets to which this Agreement relates or in connection with any change of control of Elys, or (ii) following the expiration of the [*******] from the Effective Date (both (i) and (ii) the “Option Period”), Distributors collectively but not individually shall have the right to convert the license granted in Section 3.2 to a fully paid, perpetual, royalty-free, fully sublicensable, irrevocable license by payment to Providers of [*****] ($[*****]) dollars (the “Source Code Payment”) during the Option Period. Upon Providers’ receipt of the Source Code Payment, (a) the license granted by Providers in Section 3.2 shall automatically become fully paid, perpetual, royalty-free, fully sublicensable and irrevocable for all Distributors, and no License Fees shall accrue or be owed by Distributors on or after the date of Providers’ receipt of the Source Code Payment. For the avoidance of doubt, the Source Code Payment can be made by several Distributors collectively, or by a single Distributor in its entirety, it being understood that in either case, the Source Code Payment will make the license granted in Section 3.2 fully paid, perpetual, royalty-free, fully sublicensable and irrevocable for all Distributors, including for Distributors joined to this Agreement after the Source Code Payment; provided, however, the Source Code Payment shall not relieve Distributors of the duty to pay any License Fees accrued prior to Providers’ receipt of the Source Code Payment.
4.5	Distributors shall be solely responsible for any transfer, sales, value-added, goods, services or similar taxes arising in connection with this Agreement. The License Fees owed by Distributors hereunder shall be paid by Distributors free and clear of, and (except to the extent required by law) without any deduction or withholding on account of, any tax. If any amount is required by law to be deducted or withheld from the payment of any License Fees owed hereunder on account of any tax, such License Fees shall be increased to the extent necessary to pay Providers, after payment of all such taxes, the royalties and fees in the amounts as specified herein (“Additional Amount”). Each Party shall take any and all action reasonably requested by the other Party in order to minimize any applicable taxes. In this respect, in order to allow Distributors to pay a reduced withholding tax (“Withholding Tax”), where applicable, Providers undertake to provide Distributors with a certificate of tax residence and an annual declaration upon written request by Distributors (“Tax Documents”). During the Term, the Tax Documents will be supplied by Providers within [*****] ([*****]) [*****] of a written request by a Distributor. Should (i) Providers fail to comply with their obligation to provide any Distributor with Tax Document within [*****] ([*****]) [*****] of receipt of a written request and (ii) due to this failure, any Distributor is required to pay a Withholding Tax in excess of that which would have been paid if Providers had provided such Tax Documents within [*****] ([*****]) [*****] of receipt of such written request, Providers shall pay the difference between the amount paid by such Distributor and the amount such Distributor would have paid if Providers had provided the Tax Documents within [*****] ([*****]) [*****] of receipt of such written request. If following the payment of the Additional Amount, Providers subsequently obtain a saving, reduction, credit or payment pertaining to the Withholding Tax giving rise to the Additional Amount, Providers shall pay to Distributors a sum equal to the amount of such saving, reduction, credit or payment.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

5.	INTELLECTUAL PROPERTY RIGHTS
5.1	Ownership. The Parties agree and acknowledge that:
5.1.1	All Intellectual Property Rights in and to the Licensed Materials, including the Sports Betting Platform, are and shall (as between the Parties) remain the property of Providers (and/or their licensors, as applicable); and
5.1.2	Except for the Licensed Materials, all Intellectual Property Rights in the Distributor Materials and in the modifications, improvements or derivatives to the Sports Betting Platform made for the purposes of developing the Product or as incorporated into or related to the Product, and in all associated systems and software on the Product are and shall (as between the Parties) remain the property of Distributors, even if made by Providers.
5.1.3	As between the Parties, Distributors shall own all data and information generated within the Product.
5.2	Notwithstanding the provisions of Section 5.1, to the extent that Distributors create any software modules which are completely external to the Product, without the use of any of Providers’ personnel, and without incorporating or referencing any Source Code or other Confidential Information of Providers, Distributors shall retain all rights in such external software modules.
5.3	Third-Party Software. To the extent any third-party software or other third-party Intellectual Property is incorporated into the Product or the Product otherwise relies on or requires the use of third-party software or Intellectual Property Rights, except for the application or use of such third-party Intellectual Property in any third-party PAM System, Providers will use reasonable commercial efforts to secure a license of such rights for Distributors at no additional cost to Distributors; provided, however, that if Providers cannot obtain the rights for Distributors, Providers shall ensure that such third-party software or other third-party Intellectual Property Rights and the obligations and costs for obtaining such rights are listed on Schedule A of this Agreement.

6.                        TERM AND TERMINATION

6.1	Term. This Agreement shall commence on the Effective Date and continue until the expiration of the License Fee Period (the “Term”), subject to the payment of License Fees to Providers in accordance with this Agreement, or unless earlier terminated in accordance with Section 6.3. The Parties agree that after the expiration of the Term, the license grant described in Section 3.2 shall become fully paid, perpetual, royalty-free, fully sublicensable and irrevocable.
6.2	Release. Provided that Distributors are not in default under this Agreement or any Ancillary Agreements, Distributors will be released from all License Fee obligations: (i) upon payment of the Source Code Payment, or (ii) if no Source Code Payment is made, at the end of the Term. If Distributors exercise this right of prepayment, the license under this Agreement shall thereafter become fully paid, perpetual, royalty-free, fully sublicensable and irrevocable for all Distributors, and the license grant described in Section 3.2 shall thereafter become fully paid and this shall continue in perpetuity, on a royalty-free basis. Furthermore, all Ancillary Agreements shall remain in full force and effect, save and except for any License Fee obligations. The Parties agree that if Distributors do not exercise the Source Code Payment described in Section 4.4, Distributors shall pay the applicable License Fees until the end of the Term and thereafter the license grant described in Section 3.2 shall upon the end of the Term become fully paid, perpetual, royalty-free, fully sublicensable and irrevocable.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

6.3	Termination for Cause. Either Party (“Non-Defaulting Party”) may terminate this Agreement immediately on notice to the other Party (“Defaulting Party”) if:
6.3.1	the Defaulting Party has committed a material breach of any of its obligations under this Agreement which is incapable of being cured;
6.3.2	the Defaulting Party has committed a material breach or other default in performing any of its material obligations under this Agreement, which is capable of being cured and which that Defaulting Party has not cured within [*****] ([*****]) [*****] of receipt of written notification of such breach or other default from the Non-Defaulting Party;
6.3.3	the Defaulting Party voluntarily or involuntarily suspends or discontinues its business, liquidates or sells its assets or a substantial part thereof, makes an assignment for the benefit of its creditors, becomes, or admits in writing that it is unable to pay its debts as they mature or becomes insolvent; or any bankruptcy, reorganization, moratorium, insolvency or similar proceedings for the relief of financially distressed debtors are instituted by or against the Defaulting Party and are not dismissed within [*****] ([*****]) [******]; or a receiver, liquidator or other third party is appointed over the Defaulting Party’s assets or business; or winding-up, dissolution or liquidation (judicial or non-judicial) proceedings are initiated by the Defaulting Party and are not dismissed within [*****] ([*****]) [*****]; or
6.3.4	the Defaulting Party engages in conduct that is illegal, irregular or contrary to the principles of fairness and good faith.
6.4	Sunset Provision. Distributors have the perpetual and irrevocable right to use the Product, including, without limitation, on or in connection with the distributing, selling, reselling, modifying, maintaining, supporting, advertising, promoting and marketing of the Product (collectively, the “Product Fields of Use”) in the Territory for an indefinite period of time, commencing as of the Effective Date. After the expiration of the Term, Providers shall have no further obligation to service the Product, and Distributors shall have full right to use, or permit any sublicensees of Distributors to use the Product for the Product Fields of Use. For the avoidance of doubt, Distributors shall not be required to recall, destroy, rebrand or otherwise dispose of the Product after the expiration of the Term.

7.                        COVENANTS, REPRESENTATIONS AND warranties

7.1	Mutual Covenants. Each Party to this Agreement warrants, represents and covenants to the other that it:
7.1.1	has, and will retain throughout the Term, all right, title and authority to enter into this Agreement, to grant to the other Party the rights and licenses expressed to be granted in this Agreement and to legally perform all of its obligations under this Agreement;
7.1.2	has obtained and will maintain in force all necessary registrations, authorizations, consents and licenses to enable such Party to fulfill its obligations under this Agreement; and
7.1.3	complies with, and shall continue to comply with, all Legislation applicable to such Party.
7.2	Providers’ Representations, Warranties and Covenants. Providers, on behalf of themselves and their sub-contractors and/or sub-suppliers, as applicable, warrant, represent and covenant to Distributors that during the Term:
7.2.1	they exclusively own or have valid licenses to all of the Intellectual Property Rights in the Licensed Materials;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

7.2.2	(i) as of the date hereof, there are no pending or threatened written claims alleging the Licensed Materials or the use and/or exploitation by Distributors, and/or Customers of the Licensed Materials (or any part thereof) infringe, misappropriate or otherwise violate the Intellectual Property Rights of any other person or entity; (ii) as of the date hereof, Providers have not received any written notice alleging that the Licensed Materials infringe, misappropriate or otherwise violate the Intellectual Property Rights of any other person or entity; and (iii) the Licensed Materials or the use and/or exploitation by Distributors, and/or Customers of the Licensed Materials (or any part thereof) do not infringe, misappropriate or otherwise violate the Intellectual Property of any other person or entity;
7.2.3	they have a valid license to any third-party Intellectual Property Rights that are incorporated into the Licensed Materials, and a full and complete list of all such third-party Intellectual Property Rights is set forth on Schedule A of this Agreement;
7.2.4	a list of all Open-Source Software used in the Licensed Materials is set forth on Schedule B of this Agreement. To the extent that the Licensed Materials contain any version of any Open-Source Software licensed pursuant to any GNU public license or similar “copyleft” license, such Open-Source Software will be removed and replaced with either (i) commercial software or (ii) Open-Source Software which does not require the licensing, disclosure or distribution of any Source Code developed by Providers;
7.2.5	the Product shall comply with the Specifications in all material respects;
7.2.6	it will notify Distributors without delay of any event that it believes would have any material adverse effect upon its right to license the Licensed Materials to Distributors hereunder and/or provide the Services to Distributors hereunder;
7.2.7	it shall obtain and maintain throughout the Term all third-party licenses, permits or consents necessary for the performance of its obligations under this Agreement;
7.2.8	it shall promptly notify Distributors if Providers are informed by or receive any information that any regulatory authority (including any Regulatory Authority) is conducting any regulatory investigation, or is conducting any proceedings, concerning the Sports Betting Platform, the services provided by Providers under this Agreement or Providers’ relationship with Distributors under this Agreement;

7.2.9	the Product as a consequence of incorporating the Licensed Materials and any Services provided by Providers will (i) not infringe any Intellectual Property Right of any third party, either on its own or in combination with any reasonably foreseeable goods, services and/or software; (ii) strictly conform to and/or operate in accordance with the applicable Specifications and end-users’ reasonable expectations; (iii) conform to all drawings, samples and other descriptions furnished by Distributors or otherwise part of this Agreement; (iv) be merchantable, free from defects in design (except to the extent designed by Distributors without input from Providers), material and workmanship and shall be new (except to the extent Distributors expressly agrees in writing otherwise) and of highest quality; (v) be fit for the purpose for which they are intended and safe for any use that is consistent with the applicable Specifications or that is reasonably foreseeable; (vi) be free and clear of all liens, claims or other encumbrances, and conveyed to Distributors with good title; (vii) conform to all industry standards and Legislation in force in countries to which Distributors products are exported or sold; (viii) be free of all malware, viruses and all other malicious code, disabling code or code that causes either the Product or any product into which the Product is incorporated to perform in an unintended manner; and (ix) not cause any portion of any software owned or licensed by Distributors, or any derivative thereof to (A) become subject to all or part of the license obligations or other Intellectual Property Rights or restrictions of any third party, including any Open-Source Software requirements, or (B) be disclosed or distributed in Source Code form, licensed to third parties for the purpose of making derivative works of such software or redistributed free or charge; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

7.2.10	should there be a transfer of personal data outside the European Union during the performance of this Agreement, it will undertake to ensure compliance with the security measures provided for in Article 46 of the Regulation and, in any event, to comply with the Standard Contractual Clauses for transfers of personal data outside the European Union made available by the European Commission.

7.3	Regulatory. Distributors will obtain and maintain in good standing, throughout the Term, all Regulatory Approvals necessary for or applicable to Distributors’ use of the Licensed Materials.
7.4	No Implied Warranty. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, (A) NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING ANY WARRANTIES OF FITNESS OR SUFFICIENCY FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, TITLE AND NON-INFRINGEMENT, OR ARISING FROM THE COURSE OF DEALING BETWEEN THE PARTIES OR USAGE OF TRADE, AND (B) NEITHER PARTY PROVIDES THE OTHER ANY REPRESENTATION OR WARRANTY IN RESPECT OF THE AMOUNT OF REVENUES THAT MAY BE DERIVED THROUGH MAKING AVAILABLE ANY GAMING APPLICATIONS OR NON-GAMING ACTIVITIES. EXCEPT AS OTHERWISE REQUIRED BY LAW, ANY ORAL OR WRITTEN REPRESENTATION OR WARRANTY NOT EXPRESSLY CONTAINED IN THIS AGREEMENT SHALL NOT BE ENFORCEABLE BY EITHER PARTY.

8.                        INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1	Indemnification. Providers will, commencing upon the Effective Date and continuing through the Term, (a) defend, if requested by any of Distributors, at its expense any Claim brought against Distributors or their officers, directors, employees, agents or service providers by a Claimant to the extent the Claim arises from an allegation that any portion of the Licensed Materials violates, misappropriates or infringes the Claimant’s Intellectual Property Rights, and (b) (i) indemnify and hold harmless Distributors with respect to any judgments, costs, fines or penalties awarded, entered or assessed against Distributors by a court of competent jurisdiction or regulatory authority that directly result from any such Claims, or (ii) pay the value of any settlement with any such Claimants agreed to by Providers and Distributors, such approval not to be unreasonably withheld, conditioned or delayed. Distributors may participate in the defense thereof, and Providers will also indemnify Distributors for incidental and reasonable legal expenses incurred by Distributors in connection with a Claim.
8.2	In the event of any third-party Claim of the type described in Section 8.1, the indemnified party shall:
8.2.1	promptly notify Providers in writing of any such Claim;
8.2.2	provide Providers with reasonable assistance, information and authority necessary to act in accordance with this Section 8 (provided that all out-of-pocket expenses incurred by any indemnified party in providing such assistance, information and authority will be reimbursed by the indemnifying party); and
8.2.3	not without agreement with Providers make any admission of guilt or liability with respect to the Claim.
8.3	Without prejudice to the provisions of Section 8.1 and in addition thereto, if a Claim, allegation, threat, demand or action for infringement or alleged infringement of any Intellectual Property Rights relating to the Licensed Materials is made (or in the reasonable opinion of Providers is likely to be made), Providers, at their own expense and discretion, shall:
8.3.1	modify the Licensed Materials (or the infringing part thereof) without reducing the performance or functionality of the same or functionality in connection with other related software, or replace the Licensed Materials or infringing part thereof by other software of equivalent functionality, so as to avoid the infringement or the alleged infringement; provided that the terms herein shall apply to such modified or replaced Licensed Materials (or any part thereof); or
8.3.2	procure a license for Distributors to use and sublicense the Licensed Materials in accordance with the terms of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

8.4	Nothing in this Agreement shall exclude or limit a Party’s liability arising from such Party’s gross negligence, fraud or intentional misconduct.
8.5	Except in the event of a breach of Section 9 or infringement or misappropriation by a Party of the other Party’s Intellectual Property Rights, or any damages set forth under Section 7.d. of Statement of Work #1, neither Party shall be liable, in contract, tort (including negligence) or for breach of statutory duty or in any other way for any loss arising out of or in connection with any exemplary, incidental, indirect, punitive or consequential losses (including loss of profits) suffered or incurred by either Party arising out of or in connection with this Agreement, whether or not such losses were within the contemplation of the Parties on execution of this Agreement. However, the foregoing does not limit the obligation of an indemnifying party to indemnify an indemnified party for payments made to a Claimant regardless of how such payments are characterized.
8.6	With the exception of (i) Distributors’ liability to pay to Providers sums properly owing to Providers pursuant to Section 4, (ii) the indemnification obligations of Providers set out in Section 8 and with respect to Claims of infringement of third-party Intellectual Property Rights, (iii) any damages set forth under Section 7.d. of Statement of Work #1, or (iv) each Party’s liability for its breach of Section 9 or infringement or misappropriation of the other Party’s Intellectual Property Rights, each Party’s total aggregate liability to the other Party under or in connection with this Agreement shall not exceed the sum of fees paid under this Agreement and the TSA in the [*****] ([*****]) [******] before the event (or projected to be paid in the first [*****] ([*****]) [*******] if earlier than such time period).

9.                        CONFIDENTIALITY

9.1	Confidential Information. Each Party (a “Receiving Party”) understands that the other Party (the “Disclosing Party”) may disclose to the Receiving Party, or the Receiving Party may otherwise acquire or have access to in the course of its performance under this Agreement, information and materials of a confidential nature (including product information, marketing and business plans, financial data, customer information, technical drawings, designs, schematics, technical data, product plans, software, products, services, know how, formulas, processes, ideas, inventions, specifications, research and development, release schedules, proprietary algorithms, and software object code and Source Code), either directly or indirectly, in writing, orally or by inspection of tangible objects (including documents, prototypes, samples and equipment) that are (a) marked as “confidential,” or with a similar designation; (b) identified by the Disclosing Party as confidential and/or proprietary or some similar designation before, during or promptly after presentation or communication; (c) software Source Code or documentation therefor; or (d) disclosed to (or otherwise acquired by) the Receiving Party in a manner in which the Disclosing Party reasonably communicated, or the Receiving Party should reasonably have understood under the circumstances or from the nature of the information or data disclosed, that the information or materials should be treated as confidential, whether or not the specific designation “confidential” or any similar designation is used (“Confidential Information”). Each Party acknowledges that the Parties have exchanged information prior to the Effective Date in connection with the negotiation of this Agreement and agrees that all such information exchanged since [*******], shall be included in the above definition of Confidential Information.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

9.2	Disclosure and Use. Except as provided below or with the prior written consent of the Disclosing Party, the Receiving Party will not: (a) disclose any Confidential Information of the Disclosing Party other than on a need-to-know basis to its employees, advisors, contractors and permitted sublicensees, solely to the extent and only for the purpose of performing or exercising the Receiving Party’s rights and obligations under this Agreement; (b) except as otherwise provided in this Agreement, use Confidential Information other than for fulfilling the obligations or exercising the rights of the Receiving Party under this Agreement; (c) make internal business copies or allow others to make copies of such Confidential Information except as is reasonably necessary to fulfill the Receiving Party’s obligations or exercise its rights under this Agreement; or (d) remove or export any such Confidential Information in violation of any applicable Legislation. The Receiving Party shall hold the Confidential Information of the Disclosing Party in strictest confidence at all times in perpetuity, and take all reasonable measures to protect the Confidential Information of the Disclosing Party, which measures shall include the highest degree of care that the Receiving Party utilizes to protect its own information of a similar nature, but in no event less than a reasonable degree of care, and will cause its permitted sublicensees, and other authorized disclosees, to treat such Confidential Information, with at least the same degree of care. The Receiving Party shall ensure that all employees and independent contractor personnel of the Receiving Party who receive Confidential Information of the Disclosing Party hereunder (including, without limitation, Source Code) have signed a written non-disclosure agreement with the Receiving Party that protects the Disclosing Party’s Confidential Information on terms that are no less protective of the Disclosing Party’s Confidential Information than the terms set forth herein. The Receiving Party shall ensure that all other third-party entities who receive Confidential Information of the Disclosing Party hereunder have signed a written non-disclosure agreement with the Receiving Party that (i) protects the Disclosing Party’s Confidential Information on terms that are no less protective of the Disclosing Party’s Confidential Information than the terms set forth herein and (ii) requires such entity to cause their employees and independent contractor personnel to sign a similarly protective written non-disclosure agreement.
9.3	Exceptions; Required Disclosures. The obligations set forth above shall not apply with respect to the use or disclosure of information: (a) which the Receiving Party can show by written documentation was previously known to it without obligation of confidence (other than as provided in the last sentence of Section 9.1); (b) independently developed by it without use of or access to the Disclosing Party’s Confidential Information and without breaching this Agreement; (c) acquired by it from a third party which is not under an obligation of confidence with respect to such information; or (d) which is or becomes publicly available without any act or omission of the Receiving Party. A Receiving Party may make a disclosure of Confidential Information if required either by applicable Legislation or legal process (as a result of legal compulsion or in order to advance a defense to a claim), in response to a request by a governmental authority, including, but not limited to, a national stock market or exchange, or the Securities and Exchange Commission or any other regulatory authority (including any Regulatory Authority), or in connection with a proceeding before a court, adversary proceeding, administrative proceeding, governmental or regulatory proceeding, including, but not limited to, the rules and regulations of a national stock market or exchange, or the Securities and Exchange Commission or other regulatory authority (including any Regulatory Authority), if (x) the Receiving Party only discloses that portion of the Confidential Information reasonably required to be disclosed (on advice of Receiving Party’s counsel) and (y) unless prohibited by law (or in response to a specific time-sensitive regulatory request), the Receiving Party provides reasonable notice to the Disclosing Party in advance of the disclosure so that the Disclosing Party may: (i) seek confidential treatment for the Confidential Information, a protective order or other appropriate remedy, relief or reliable assurances that confidential treatment will be afforded the information so disclosed (in which event, the Receiving Party will cooperate with the Disclosing Party to obtain such confidential treatment, orders or other remedy, relief or assurances) or (ii) consent in writing to having the Confidential Information so produced or so disclosed (which consent will extend solely to the disclosure and production in question). Disclosure under this paragraph, including any authorized disclosure by the Disclosing Party, does not relieve the Receiving Party of its obligations of confidentiality generally under this Agreement. In no event will the Receiving Party or its directors, officers, members, managers, employees, attorneys, accountants or financial advisors oppose an action by the Disclosing Party to obtain a protective order or other relief requiring that Confidential Information to be disclosed shall be treated confidentially in connection with a third-party claim, action or proceeding.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

10.                    NOTICES

10.1	Any notice given under this Agreement shall be in writing and served by hand, prepaid first class recorded delivery (including special delivery), or first class registered post or prepaid international recorded airmail (“Posted Notice”) to the relevant addressee at the address referred to on page 1 of this Agreement or such other address as the relevant party may designate to the other in writing from time to time. Any such notice shall be deemed to have been served at the time of delivery. Notice given under this Agreement may also be validly served if sent by email to the relevant email address for notices as set out in this Agreement; provided that if such notice relates to a breach of a term of this Agreement, a claim under the indemnities or termination of this Agreement, a Posted Notice must also be sent to the relevant party. Any such notice sent by email shall be deemed to have been served at the time of delivery of such email or where a Posted Notice is also required, at the time of delivery of the associated Posted Notice.

If to Providers: If to Lottomatica:

Elys Game Technology, Corp. [*********]

Suite 701, 130 Adelaide St. W.

Toronto, Ontario CA M5W 2K4

Attn. General Counsel Attn. [*******]

10.2	With respect to Distributors that execute a joinder to this Agreement pursuant to Section 3.2, the relevant addressee and contact details of each such Distributor shall be provided to Providers at the time of execution of the joinder agreement by each such Distributor. For the avoidance of doubt, any communication from Providers to any Distributor may be addressed to Lottomatica on behalf of all Distributors.
10.3	For the avoidance of doubt, the Parties agree that the provisions of this Section 10 shall not apply in relation to the service of any process in any legal action or proceedings arising out of or in connection with this Agreement or the legal relationships established by this Agreement.

11.                    Data protection and privacy

11.1	Providers and Distributors undertake reciprocally to comply with applicable data protection and privacy Legislation, including the European and Italian legislation on privacy and protection of personal data, including Regulation (EU) 2016/679 (the “Regulation”), as amended or replaced. Providers undertake to comply with all other provisions of applicable data protection and privacy Legislation, including the Italian and European law on privacy and any measure issued by the Italian Data Protection Authority data and/or the European Data Protection Board or other any other authority (including any Regulatory Authority), which is directly applicable to data controller. Providers and Distributors undertake to negotiate in good faith any amendments or additions to this Section 11 that may become necessary as a result of Italian, European or other Legislation on privacy and personal data protection and/or interpretative or implementing measures issued by the Italian Data Protection Authority and/or the European Data Protection Board or other authority (including any Regulatory Authority).
11.2	Distributors may terminate this Agreement with immediate effect, by sending written notice to Providers, should Providers breach their obligations in this Section 11.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

12.                    CODE OF ETHICS AND Legislative Decree 231/2001

12.1	Providers state that they have read and are familiar with the content of Lottomatica Group’s Code of Ethics, where applicable, published on the website www.lottomaticagroup.com, as an integral part of the Organisation, Management and Control Model adopted pursuant to Legislative Decree 231/2001.
12.2	Providers undertake to ensure that their own collaborators and/or employees who come into contact with Distributors in the performance of the activities covered by this Agreement comply with the rules, procedures and principles contained in Lottomatica Group’s Code of Ethics.
12.3	In the event of a material violation of the undertaking referred to in this Section 12 that is not cured by Providers within [*****] ([*****]) [*****] of receipt of written notice thereof, Distributors may terminate this Agreement upon [*****] ([*****]) [*****] advance written notice to Providers.

13.                    GENERAL

13.1	Regulatory Approvals. Distributors will be solely responsible for obtaining, and the costs associated with, all necessary product registrations and Regulatory Approvals in the jurisdictions for which they currently operate, or if applicable, intend to operate.
13.2	Joint Committees. The Parties will form a Joint Steering Committee including representatives of each entity which will oversee all activities related to this Agreement and the executed Ancillary Agreements during the term of this Agreement. This Joint Steering Committee will meet as needed but not less than on a quarterly basis. The Parties may also form a joint development committee including representatives of each entity that are involved in development of the Product that will meet on not less than a weekly basis.
13.3	Territory. Worldwide.
13.4	Public Announcement. Notwithstanding the foregoing, following the execution of this Agreement, if an announcement concerning this Agreement or the Ancillary Agreements is required by applicable law or any listing agreement with a national securities exchange or quotation system, the Party required to make such announcement may do so; provided that such Party shall provide notice to and a copy of such announcement as promptly as practicable in advance of such announcement and, to the extent practicable, take the views and comments of the other Party in respect of such announcement into account prior to making such announcement.
13.5	Expenses. Each Party shall bear its own expenses, including fees and expenses of legal, regulatory and financial advisors, in connection with the negotiation and execution of this Agreement and any Ancillary Agreements.
13.6	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Any arbitration in accordance with Section 13.13.2 will be under the International Chamber of Commerce (ICC) Arbitration Rules.
13.7	Assignment. This Agreement or any of its rights and obligations hereunder may not be assigned by operation of law or otherwise by a Party without the express prior written consent of the other Party (which consent may not be unreasonably withheld, delayed or conditioned). Notwithstanding the foregoing, neither Elys nor Lottomatica shall be restricted in any way from assigning this Agreement or any of the Ancillary Agreements (a) to any affiliate, or, in the case of Lottomatica, any company in the Lottomatica Group, and following such assignment the assigning Party will promptly provide the other Party written notice, or (b) in connection with any sale or transfer of all or substantially all of the assets to which this Agreement or the Ancillary Agreement relate, or in connection with any change of control, but in the case of Elys subject to Section 4.4.1(i).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [*****] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

13.8	No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
13.9	Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the Parties.
13.10	Entire Agreement. This Agreement and the Ancillary Agreements constitute the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof.
13.11	Waiver. Any Party to this Agreement may (a) extend the time for the performance of any obligations or other acts of the other Party, (b) waive any inaccuracies in the representations, warranties and covenants of the other Party contained herein or in any document delivered by the other Party pursuant hereto or (c) waive compliance with any of the agreements of the other Party or conditions to such Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any such rights.
13.12	Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by Parties in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, to the extent signed and delivered by electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
13.13	Settlement of Disputes. In the event of a dispute arising out of or in connection with this Agreement or any Ancillary Agreement, or in respect of any legal relationship associated with any of the foregoing, which does not involve a Party seeking a court injunction or other injunctive or equitable relief to protect its business, confidential information or intellectual property, the dispute will be resolved confidentially as follows:
13.13.1	Amicable Negotiation. The Parties agree that, both during and after the performance of their responsibilities under this Agreement or any Ancillary Agreement, each of them will make bona fide efforts to resolve any disputes arising between them by amicable negotiations with initial discussions by the Joint Steering Committee. The dispute, if not solved by the Joint Steering Committee, will escalate to discussions between the Chief Executive Officers of each of Elys and Lottomatica.
13.13.2	Arbitration. If the Parties have been unable to resolve a dispute within [*****] ([*****]) [*****] or such other period agreed to in writing by the Parties, after the negotiation begins, then any Party may make application to the International Chamber of Commerce (ICC) to solve the dispute by arbitration. The arbitration will be held in London, England in accordance with the rules of ICC then in effect. The arbitration award shall be final and binding on the Parties and may be enforced in any court of competent jurisdiction.
13.14	Order of Precedence. In the event of conflict or inconsistency between the provisions of this Agreement, the TSA, a SOW, the SLO or any other document incorporated by reference therein, unless explicitly set forth otherwise in an agreement, the terms of this Agreement shall prevail, then the TSA, then a SOW, then the SLO and then, lastly, any other document incorporated by reference therein.
13.15	Survival. Sections 1, 3, 5, 6.2, 6.4, 7, 8, 9, 10, 11, and 13 shall survive termination of this Agreement.

THIS AGREEMENT has been executed on behalf of the Parties as of the Effective Date.

Signed by	)
)
Michele Ciavarella (print name))
for and on behalf of Providers	)
Elys Game Technology, Corp.	)	/s/ Michele Ciavarella
Signature

Signed by	)
)
[******]	)
for and on behalf of Distributors	)
LOTTOMATICA S.P.A.	)	[********]
Signature

SCHEDULE A

Third-Party Intellectual Property Rights in Licensed Materials

1.	[*****]
2.	[*****]
3.	[*****]
4.	[*****]
5.	[*****]
6.	[*****]
7.	[*****]
8.	[*****]
9.	[*****]

SCHEDULE B

List of Open-Source Software in Licensed Materials

1.	[*****]
2.	[*****]
3.	[*****]
4.	[*****]
5.	[*****]
6.	[*****]
7.	[*****]

EXHIBIT A

TECHNICAL SERVICES AGREEMENT (TSA)

[*****]

EXHIBIT B

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) is effective as of ____________ (the “Joinder Effective Date”), by and between ________________________ (“Joined Distributor”), Elys Game Technology, Corp., a Delaware corporation with an address of 107 E Warm Springs Rd., Las Vegas, Nevada 89119, (“Elys”), on behalf of itself and its wholly owned subsidiaries (each hereinafter referred to as “Provider” or collectively as “Providers”) and Lottomatica S.p.A., an Italian corporation with an address of [********] (“Lottomatica”), on behalf of itself, Joined Distributor, and Lottomatica’s other subsidiaries, whether direct or indirect, which shall include any entity in which Lottomatica holds any ownership stake or interest, without any minimum, and regardless of, the percentage or value of such ownership or interest (each hereinafter referred to as “Distributor” or collectively “Distributors”).

WHEREAS, Elys and Lottomatica entered into that certain Master Technology Development and License Agreement, dated [*****] (the “Master Agreement”), under which Distributors licensed from Providers the Sports Betting Platform (as defined therein) to expand Distributors’ online sports gaming and related businesses worldwide.

NOW, THEREFORE, in consideration of the promises and mutual covenants in this Joinder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Joinder of Subsidiaries. By execution of this Joinder, Joined Distributor hereby elects to exercise its rights under the Master Agreement, and the parties acknowledge Joined Distributor is an intended beneficiary and party to the Master Agreement.
2.	Payment of License Fees. Providers shall accept payment of any License Fees (as defined under the Master Agreement) directly from Joined Distributor, on behalf of itself and the other Distributors.
3.	Contact Information. In accordance with Section 10.2 of the Master Agreement, the relevant address and contact information of Joined Distributor is:

_______________________________________

_______________________________________

_______________________________________

THIS JOINDER has been executed on behalf of the parties as of the Joinder Effective Date.

Signed by	)
)
Michele Ciavarella (print name))
for and on behalf of Providers	)
Elys Game Technology, Corp.	)	/s/ Michele Ciavarella
Signature

Signed by	)
)
[******]	)
for and on behalf of Distributors	)
LOTTOMATICA S.P.A.	)	………………………………………….
Signature

Signed by	)
)
……………………… (print name))
for and on behalf of ___________	)
__________________
Joined Distributor	)	………………………………………….
Signature